                                                                    EXHIBIT 4.1


                      [SPECIMEN COMMON STOCK CERTIFICATE]

COMMON STOCK                            [LOGO]  REMEDYTEMP,INC.                 COMMON STOCK
   SHARES                                                                          SHARES
[RT        ]                                                                    [          ]


                                                                                SEE REVERSE FOR STATEMENTS RELATING
INCORPORATED UNDER THE LAWS OF                                                        TO RIGHTS, PREFERENCES,
   THE STATE OF CALIFORNIA                                                       PRIVILEGES AND RESTRICTIONS, IF ANY

                                                                                         CUSIP 759549  10  8

THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

                   FULLY PAID AND NONASSESSABLE SHARES OF THE
                     CLASS A COMMON STOCK, $0.01 VALUE, OF

                                REMEDYTEMP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:


 /s/ Alan M. Purdey            [SEAL]          /s/ Robert E. McDonough Sr.
CHIEF FINANCIAL OFFICER                            PRESIDENT AND CHIEF EXECUTIVE
                                                   OFFICER



COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
         TRANSFER AGENT AND REGISTRAR

BY  /s/
    AUTHORIZED SIGNATURE

- -----------------------------------------------
AMERICAN BANK NOTE COMPANY      JULY 3, 1996 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807               044935fc
(310) 989-2333
(FAX) (310) 426-7450     270-19X          REV 2
- -----------------------------------------------

     A statement of the rights, preferences and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Chief Financial Officer of the Corporation at its corporate headquarters.

     The certificate also represents Rights that entitle the holder hereof to certain rights as set forth in a Shareholder Rights Agreement between the Corporation and American Stock Transfer & Trust Company, as Rights Agent, dated
as of        , 1986 (the "Rights Agreement"), the terms, conditions and limitations of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or beneficially owned by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common



UNIF GIFT MIN ACT -- _______________ Custodian _________________
                         (Cust)                    (Minor)
                     under Uniform Gifts to Minors
                     Act________________________________________
                                       (State)
UNIF TRF MIN ACT  -- _______________ Custodian (until age _____)
                         (Cust)
                     ____________________under Uniform Transfers
                         (Minor)
                     to Minors Act______________________________
                                             (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________



                               X________________________________________________

                               X________________________________________________
                                THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                        NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                CHANGE WHATEVER.

Signature(s) Guaranteed



By_______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


__________________________________________________

 AMERICAN BANK NOTE COMPANY      JULY 2, 1996 fm
 3504 ATLANTIC AVENUE
 SUITE 12                               044935bk
 LONG BEACH, CA 90807
 (310) 989-2333
 (FAX) (310) 426-7450                      REV 1
_________________________________________________